Related Party transactions	12 Months Ended
May 31, 2011
Related Party Transactions Disclosure [Text Block]
16.           RELATED PARTY TRANSACTIONS

The wife of Daniel W. Dowe, the Company’s Chief Executive Officer and Chief Financial Officer, periodically provides legal and administrative services to the Company. For the years ended May 31, 2011 and 2010, Mrs. Dowe received $65,000 and $60,000, respectively for legal and administrative services performed throughout the year.

Beginning in July 2008, one of the Company’s directors, Jeffrey Roberts, began providing consulting services to the Company.  Effective January 2009, Mr. Roberts received a monthly fee of $2400 plus expenses. Mr. Roberts meets with various cheese producers throughout the United States to find new products and, in particular, products to be sold exclusively under the Company’s brand.  For the years ended May 31, 2011 and May 31, 2010, Mr. Roberts received approximately $0 and $7,367, respectively, for his services and out-of-pocket expenses.

With respect to the foregoing transactions, the Company believes that the terms of these transactions were as fair to the Company as could be obtained from an unrelated third party.  Future transactions with affiliates including loans will be on terms no less favorable than could be obtained from unaffiliated parties and will be approved by a majority of the independent disinterested members of the board of directors.